================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 1, 2004



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                               333-106982                            06-1204982
               --------                               ----------                            ----------
     (State or Other Jurisdiction                    (Commission                 (I.R.S. Employer Identification
           of Incorporation)                         File Number)                            Number)

 1285 Avenue of the Americas New York,
               New York                                 10019
               --------                                 -----

Registrant's telephone number, including area code: (212) 713-2000
                                                    --------------

================================================================================

Item 8.01.        Other Events
                  ------------

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Seasoned Securitization Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer, trust administrator and custodian (the "Master Servicer" and the "Trust Administrator"), Wachovia Bank, National Association as trustee and custodian (the "Trustee") and U.S. Bank, National Association as custodian. The Certificates to be designated as the Series 2004-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Structural Term Sheets

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Structural Term Sheets," in written form, which Structural Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Structural Term Sheets have been provided by the Underwriter. The information in the Structural Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Structural Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Structural Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits.
                           --------

    Exhibit No.                     Item 601(a) of                                    Description
    -----------                     Regulation S-K                                    -----------
                                      Exhibit No.
                                      -----------
         1                                99                       Structural  Term  Sheets (as defined in Item 8.01)
                                                                   that have been provided by UBS  Securities  LLC to
                                                                   certain  prospective  purchasers of MASTR Seasoned
                                                                   Securitization     Trust     2004-1,      Mortgage
                                                                   Pass-Through Certificates, Series 2004-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 1, 2004

                                            MORTGAGE ASSET SECURITIZATION
                                            TRANSACTIONS, INC.


                                            By: /s/ Peter Ma
                                                -------------------------
                                            Name:    Peter Ma
                                            Title:   Director


                                            By: /s/ Hugh Corcoran
                                                -------------------------
                                            Name:   Hugh Corcoran
                                            Title:  Director

                                Index to Exhibits


     Exhibit No.                       Item 601(a) of
     -----------                       Regulation S-K
                                         Exhibit No.                   Description
                                         -----------                   -----------
          1                                  99                        Structural  Term  Sheets  (as  defined  in Item
                                                                       8.01)   that   have   been   provided   by  UBS
                                                                       Securities    LLC   to   certain    prospective
                                                                       purchasers  of  MASTR  Seasoned  Securitization
                                                                       Trust     2004-1,     Mortgage     Pass-Through
                                                                       Certificates, Series 2004-1.

                                  EXHIBIT 99.1

                                 FILED MANUALLY